                FUND FOR             [LOGO]
                              GOVERNMENT INVESTORS

                              A MONEY MARKET FUND

                               SEMIANNUAL REPORT
                                 June 30, 1998

--------------------------------------------------------------------------------

                                                                   July 31, 1998

Dear Shareholders:

    The Fund for Government Investors' net assets were $561 million as of June 30, 1998 and the average maturity was 41 days. Annualized net income as a percentage of average net assets for the six months ended June 30, 1998 was 4.42%, compared to 4.40% for the year ended December 31, 1997.

    The U.S. economy continued to grow during the first half of 1998, while maintaining an environment of low inflation. The Federal Reserve went from a neutral stance on interest rates to a bias toward tightening in their March Federal Open Market Committee meeting, but there has not been an adjustment to the Fed Funds rate since March of 1997. While the Fed remains concerned about the strength in the economy, as well as the tightness in the U.S. labor market, it is expected that the effects of Asia on our economy will moderate economic growth in the coming months. Asia's economic woes as well as increased productivity in the manufacturing sector have had a counterbalancing effect on domestic price levels, thus, keeping levels of inflation low. The rates on T-Bills have been relatively stable over the past six months, while the yield on the benchmark thirty-year Treasury has dropped to the lowest levels since the Treasury Department began regular auctions of that issue in the 1970's, resulting in a flattening of the yield curve.

    Inflation appears to be in check for the near-term, but the total effect that Asia will have on the U.S. economy is still unclear and should it begin to abate as the year progresses, we could see added pressure on the Federal Reserve to tighten monetary policy (i.e. raise the Fed Funds rate). We do not feel, however, that sufficient economic data will exist in the coming months to justify a Fed intervention on interest rates until late 1998 at the earliest.

    The Fund for Government Investors maintains its conservative investment style, with safety of your assets as our primary concern. We thank you for your continued support, and look forward to serving your investment needs in the future.

/s/ Daniel L. O'Connor                    /s/ Richard J. Garvey
Daniel L. O'Connor                        Richard J. Garvey
Chairman of the Board                     President

   4922 Fairmont Avenue  Bethesda, Maryland 20814  800-621-7874  301-657-1517

                         FUND FOR GOVERNMENT INVESTORS

                            STATEMENT OF NET ASSETS

                                 June 30, 1998
                                  (unaudited)

                                                                                  ANNUALIZED
             PAYABLE AT                         MATURITY                        YIELD ON DATE                      VALUE
              MATURITY                            DATE                           OF PURCHASE                      (NOTE 1)
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
UNITED STATES TREASURY BILLS -- 99.3% OF NET ASSETS

            $ 75,000,000   ..............         July 9, 1998  ..............      5.08%       ..............  $ 74,917,500
              75,000,000   ..............        July 16, 1998  ..............   5.15 - 5.16    ..............    74,843,281
              50,000,000   ..............        July 23, 1998  ..............       5.11       ..............    49,847,833
              50,000,000   ..............        July 30, 1998  ..............       5.10       ..............    49,799,820
              25,000,000   ..............       August 6, 1998  ..............       5.09       ..............    24,876,000
              75,000,000   ..............      August 13, 1998  ..............   5.15 - 5.16    ..............    74,550,441
              75,000,000   ..............      August 27, 1998  ..............   5.13 - 5.15    ..............    74,405,458
              25,000,000   ..............    September 3, 1998  ..............       5.06       ..............    24,780,889
              75,000,000   ..............   September 10, 1998  ..............   5.10 - 5.11    ..............    74,264,361
              34,950,000   ..............   September 24, 1998  ..............       4.99       ..............    34,548,949
                                                                                                                ------------

                                           Total Investments (Cost $556,834,532*)                                556,834,532

                                           Other Assets Less Liabilities -- 0.7%                                   3,746,779
                                                                                                                ------------

                                           Net Assets -- 100.0%                                                 $560,581,311
                                                                                                                ------------
                                                                                                                ------------

                                               Net Asset Value Per Share
                                               (Based on 560,581,311 Shares Outstanding)
                                                                                                                       $1.00
                                                                                                                ------------
                                                                                                                ------------

              *Same cost is used for Federal income tax purposes.

                Weighted Average Maturity of Portfolio: 41 Days

                       See Notes to Financial Statements.

                         FUND FOR GOVERNMENT INVESTORS

                            STATEMENT OF OPERATIONS
                     For the Six Months Ended June 30, 1998
                                  (unaudited)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:

INVESTMENT INCOME (Note 1)....................................................................  $14,160,663

EXPENSES
  Investment Advisory Fee (Note 2)................................................  $1,358,809
  Administrative Fee (Note 2).....................................................     686,020    2,044,829
                                                                                    ----------  -----------

NET INVESTMENT INCOME.........................................................................  $12,115,834
                                                                                                -----------
                                                                                                -----------

                       See Notes to Financial Statements.

                         FUND FOR GOVERNMENT INVESTORS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                 For the Six
                                                Months Ended        For the Year
                                                June 30, 1998           Ended
                                                 (unaudited)      December 31, 1997
                                              -----------------   -----------------

NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS AND DECLARED AS DIVIDENDS TO
SHAREHOLDERS (Note 1).......................  $     12,115,834     $    25,173,185
                                              -----------------   -----------------
                                              -----------------   -----------------

FROM SHARE TRANSACTIONS
(at constant net asset value of $1)

    Shares Purchased........................  $  1,794,845,569     $ 2,978,762,541
    Dividends Reinvested....................        11,918,507          24,697,986
                                              -----------------   -----------------

    Total...................................     1,806,764,076       3,003,460,527
    Shares Redeemed.........................    (1,818,496,040)     (2,966,472,206)
                                              -----------------   -----------------

    Increase (Decrease) in Net Assets.......       (11,731,964)         36,988,321

NET ASSETS -- Beginning of Period...........       572,313,275         535,324,954
                                              -----------------   -----------------

NET ASSETS -- End of Period.................  $    560,581,311     $   572,313,275
                                              -----------------   -----------------
                                              -----------------   -----------------

                       See Notes to Financial Statements.

                         FUND FOR GOVERNMENT INVESTORS

                              FINANCIAL HIGHLIGHTS

                                          For the Six
                                          Months Ended
                                            June 30,          For the Years Ended December 31,
                                              1998       -------------------------------------------
                                          (unaudited)     1997     1996     1995     1994     1993
                                          ------------   -------  -------  -------  -------  -------

PER SHARE OPERATING PERFORMANCE:
  Net Asset Value -- Beginning of
    Period..............................       $1.00       $1.00    $1.00    $1.00    $1.00    $1.00
                                          ------------   -------  -------  -------  -------  -------
  Income from Investment Operations:
    Net Investment Income...............        0.02        0.04     0.04     0.05     0.03     0.02
                                          ------------   -------  -------  -------  -------  -------
      Total from Investment
        Operations......................        0.02        0.04     0.04     0.05     0.03     0.02
                                          ------------   -------  -------  -------  -------  -------
  Distributions to Shareholders:
    From Net Investment Income..........       (0.02)      (0.04)   (0.04)   (0.05)   (0.03)   (0.02)
                                          ------------   -------  -------  -------  -------  -------
      Total Distributions to
        Shareholders....................       (0.02)      (0.04)   (0.04)   (0.05)   (0.03)   (0.02)
                                          ------------   -------  -------  -------  -------  -------
  Net Increase in Net Asset Value.......        0.00        0.00     0.00     0.00     0.00     0.00
                                          ------------   -------  -------  -------  -------  -------
  Net Asset Value -- End of Period......       $1.00       $1.00    $1.00    $1.00    $1.00    $1.00
                                          ------------   -------  -------  -------  -------  -------
                                          ------------   -------  -------  -------  -------  -------

TOTAL INVESTMENT RETURN.................       4.46%(A)    4.49%    4.50%    5.04%    3.38%    2.37%

RATIOS TO AVERAGE NET ASSETS:
  Expenses..............................       0.75%(A)    0.74%    0.74%    0.74%    0.75%    0.75%
  Net Investment Income.................       4.42%(A)    4.40%    4.41%    4.93%    3.31%    2.32%

SUPPLEMENTARY DATA:
  Number of Shares Outstanding at End of
    Period with a Net Asset Value of $1
    (000's omitted).....................     560,581     572,313  535,325  577,194  524,154  600,766

(A) Annualized

                       See Notes to Financial Statements.

                         FUND FOR GOVERNMENT INVESTORS

                         NOTES TO FINANCIAL STATEMENTS

                                 June 30, 1998
                                  (unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Fund for Government Investors (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and invests only in U.S. Government Securities. The Fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies which the Fund consistently follows:

       (a) Investments are valued at amortized cost, which approximates market value. Amortized cost is the purchase price of the security plus accumulated discount or minus amortized premium from the date of purchase.

       (b) Investment income is recorded as earned.

       (c) Net investment income is computed and dividends are declared daily. Dividends are paid monthly and reinvested in additional shares unless shareholders request payment.

       (d) The Fund complies with the provisions of the Internal Revenue Code applicable to regulated investment companies and distributes all net investment income to its shareholders. Therefore, no Federal income tax provision is required.

2. INVESTMENT ADVISER AND SHAREHOLDER SERVICING AGENT

Investment advisory and management services are provided by Money Management Associates under an agreement whereby the Fund pays a fee at an annual rate based on the Fund's average daily net assets as follows: 0.50% of the first $500 million; 0.45% of the next $250 million; 0.40% of the next $250 million; and 0.35% of the net assets that exceed $1 billion. Certain Officers and Directors of the Fund are affiliated with Money Management Associates.

Rushmore Trust and Savings, FSB, a majority-owned subsidiary of Money Management Associates, provides custodial services, transfer agency, dividend disbursing and other shareholder services to the Fund. Rushmore Trust is paid an administrative fee of 0.25% of average daily net assets on an annual basis to cover the cost of these services as well as other expenses of the Fund except for interest and extraordinary legal expenses.